UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934.

(Amendment No.      )

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DIGITAL MUSIC GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL MUSIC GROUP, INC.

2151 River Plaza Drive, Suite 200

Sacramento, California 95833

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 6, 2006

To Our Stockholders:

On June 6, 2006, Digital Music Group, Inc. will hold its 2006 Annual Meeting of Stockholders at the Doubletree Hotel, 2001 Point West Way, Sacramento, California 95815. The meeting will begin at 10:00 a.m., Pacific Time, for the following purposes:

1.	To elect the Board of Directors.

2.	To ratify the appointment of Perry-Smith LLP as our independent registered public accountants for fiscal year 2006.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Only stockholders who owned stock at the close of business on April 25, 2006 will be entitled to notice of, and to vote at, this meeting or any adjournments that may take place. For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 2151 River Plaza Drive, Suite 200, Sacramento, California 95833.

Your vote is important. Whether or not you expect to attend the meeting in person, you are urged to sign, date, and return the enclosed proxy card at your earliest convenience to ensure the presence of a quorum at the annual meeting. If you send in your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Your Board of Directors recommends that you vote in favor of the two proposals outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

By Order of the Board of Directors,

Karen B. Davis
Corporate Secretary

Sacramento, California

April 27, 2006

PROXY STATEMENT

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Digital Music Group, Inc., a Delaware corporation (the “Company”), for use at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held on June 6, 2006 at 10:00 a.m., Pacific Time, and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Doubletree Hotel, 2001 Point West Way, Sacramento, California 95815.

The Company’s complete mailing address is 2151 River Plaza Drive, Suite 200, Sacramento, California 95833, and its telephone number is (916) 239-6010. U.S. Stock Transfer Corporation, which is assisting with the mechanics of the return of the proxies, may be contacted at (818) 502-1404.

These proxy solicitation materials were mailed on or about May 5, 2006 to all stockholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION

Certain Financial Information. Please note that the Company’s financial statements and related information are included with its 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2006, which is enclosed with this Proxy Statement.

Attendance at Annual Meeting. Admission to the meeting is limited to stockholders and will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Voting Securities. Only stockholders of record as of the close of business on April 25, 2006 (the “Record Date”) will be entitled to vote at the meeting and any adjournment thereof. As of the Record Date, there were 8,614,941 shares of common stock of the Company issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote on each proposal presented in this Proxy Statement for each share of stock held. There is no cumulative voting in the election of directors.

Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners, and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and regular employees, without additional compensation, to solicit proxies personally or by telephone, facsimile or email.

Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR all nominees, FOR all other proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. See “TRANSACTION OF OTHER BUSINESS.” A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Corporate Secretary of the Company a written instrument revoking the proxy or a validly executed proxy with a later date, or by attending the meeting and voting in person.

Quorum. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “WITHHOLD,” “ABSTAIN” or “AGAINST” a matter (the “Votes Cast”) are treated as being present at the Annual Meeting for purposes of establishing a quorum.

Abstentions. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal.

Broker Non-Votes. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a particular proposal.

Proposals. The following proposals will be considered at the Annual Meeting:

Proposal One—Election of Directors

The first proposal is to elect seven (7) directors to the Board. Nominees for directors are David Altschul, Roger Biscay, Peter Csathy, Terry Hatchett, John Kilcullen, Mitchell Koulouris and Clayton Trier. Each nominee currently serves as a director of the Company.

Additional information about the election of directors and a brief biography of each nominee appears under the section “PROPOSAL ONE: ELECTION OF DIRECTORS.”

The Board unanimously recommends that you vote “FOR” each nominee.

Proposal Two—Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal is to ratify the appointment of Perry-Smith LLP as the Company’s independent registered public accounting firm for 2006.

Additional information about the ratification of the appointment of Perry-Smith LLP as the Company’s independent registered public accounting firm appears under the section “PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Perry-Smith LLP as the Company’s independent registered public accounting firm for 2006.

Other Matters

At the date of this Proxy Statement, the only business the Board intends to present or knows that others will present at the Annual Meeting is that set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board currently consists of seven (7) members. The term of all of Company directors will expire at the Annual Meeting. All seven (7) directors will be standing for re-election. The Board has nominated David Altschul, Roger Biscay, Peter Csathy, Terry Hatchett, John Kilcullen, Mitchell Koulouris and Clayton Trier for re-election as directors. Please see “Nominees” for information concerning the nominees that are currently serving as directors of the Company. If any nominee declines to serve or becomes unable to stand for re-election for any reason (although the Board knows of no reason to anticipate that this will occur), the Board may further reduce the size of the Board, designate a substitute or leave an additional vacancy unfilled. If a substitute is designated, proxies voting on the original director nominee will be cast for the substituted nominee.

All of the directors elected at the Annual Meeting will serve a one-year term expiring at the next annual meeting of stockholders.

Nominees

Listed below are the Company’s seven directors nominated for re-election at the Annual Meeting.

Name	Age	Position(s)	Director Since
David Altschul	59	Director	2006
Roger Biscay	38	Director	2006
Peter Csathy	42	Director	2006
Terry Hatchett	59	Director	2006
John Kilcullen	47	Director	2006
Mitchell Koulouris	45	Director, President and Chief Executive Officer	2006
Clayton Trier	54	Director and Chairman of the Board	2005

David Altschul has served as a member of the Board since February 2006. Since January 2004, Mr. Altschul has been a partner in Altschul & Olin, LLP, a law firm, where his practice is primarily focused upon representing individuals and companies in the worldwide music industry. From January 2003 to December 2003, Mr. Altschul practiced law as a sole practitioner. From March 2002 to July 2002, Mr. Altschul served as an independent consultant to the Record Industry Association of America. From November 1980 to December 2001, Mr. Altschul was employed in various positions for Warner Bros. Records, including serving as General Counsel from 1986 to 1995 and as both Vice Chairman and General Counsel from 1995 to 2001. Mr. Altschul has a BA degree from Amherst College and a JD degree from Yale Law School.

Roger Biscay has served as a member of the Board since February 2006. Mr. Biscay serves as Senior Director and Assistant Treasurer of Cisco Systems, where he is responsible globally for cash management, foreign exchange, corporate finance and EMEA and Asia Pacific Treasury. Mr. Biscay is also the investment advisor for the Cisco Systems Foundation and a member of Cisco’s 401k committee. Prior to joining Cisco in 1999, he held senior trading and sales positions in the areas of fixed income, foreign exchange and equity capital markets with major global financial institutions including Royal Bank of Canada, Paribas Capital Markets, Banque Paribas, and Lehman Brothers. Mr. Biscay holds a BS in finance and an MBA from the University of San Francisco.

Peter Csathy has served as a member of the Board since February 2006. Mr. Csathy became the Chief Executive Officer of SightSpeed, Inc., a provider of Internet video and voice communications, community and commerce services, in December 2005. Prior thereto, he was the President of Csynergy Consulting Network, a digital media and technology firm he founded in October 2004. From March 2002 to July 2004, Mr. Csathy was the President and Chief Operating Officer of Musicmatch, Inc., a digital music company. From March 2000 to December 2001, Mr. Csathy was the Chief Operating Officer of eNow, Inc., a media and technology company.

Previously, and for nearly four years, Mr. Csathy was a Senior Vice President of Universal Studios Recreation Group, an operating division of Universal Studios. Mr. Csathy also previously was employed with New Line Cinema and Savoy Pictures. Mr. Csathy has a BA degree from the University of Minnesota and a JD degree from Harvard Law School.

Terry Hatchett has served as a member of the Board since February 2006. Since May 2003, Mr. Hatchett has been the Regional Chief Operating Officer of the Americas for Clifford Chance U.S. LLP, one of the largest global law firms. From 1969 until August 2002, Mr. Hatchett served in various positions at Arthur Andersen LLP, an international accounting firm where he became a partner in 1979, including Managing Partner—North America from March 2001 until March 2002, Managing Partner—Office of the CEO from 2000 to March 2001, and Managing Partner—Asia Pacific from 1997 to 2000. Mr. Hatchett has a BBA degree in accounting from Texas A&M University and became a licensed CPA in Texas in 1970.

John Kilcullen has served as a member of the Board since February 2006. Since March 2003, Mr. Kilcullen has been President and Publisher of the Billboard Information Group, which includes Billboard Magazine, a leading publication in the music industry, and President of the VNU Music and Literary Group, part of VNU Business Media, Inc., a business information division of VNU, Inc. In 1990, Mr. Kilcullen was a member of the founding team of IDG Books Worldwide, Inc., publisher of the “For Dummies...” series of books, and was Chairman and CEO of IDG Books Worldwide, Inc. when the company listed on Nasdaq in 1998, and continued to serve in such capacities until the company was acquired in September 2001. From October 2001 to March 2003, Mr. Kilcullen was a private investor and lecturer at Babson College’s School for Executive Education. Mr. Kilcullen has served since July 2005 as an advisory director of Digital Musicworks International, Inc. Mr. Kilcullen has a BA degree in communications from Fordham College.

Mitchell Koulouris has served as the Company’s President and Chief Executive Officer since August 2005 and as a member of the Board since February 2006. Since its inception in February 2004 to February 2006, Mr. Koulouris was the Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Digital Musicworks International, Inc. From January 1992 to December 2003, Mr. Koulouris was Chief Executive Officer and Chairman of the Board of Informant Communications Group, Inc. (ICG), a magazine publisher focused on information technology and software development issues and practices. From 1977 to 1990, Mr. Koulouris held a number of roles with MTS Incorporated (Tower Records). Mr. Koulouris attended the San Jose State school of Journalism specializing in broadcast journalism (radio and television). Mr. Koulouris is the brother of Peter Koulouris, the Company’s Vice President of Business Development.

Clayton Trier has served as a member of the Board and the Company’s Chairman of the Board since September 2005. Mr. Trier is a private investor. He was a founder of U.S. Delivery Systems, Inc., which was formed in 1993 to consolidate the same-day local delivery industry and was listed on the NYSE from 1994 until its acquisition in 1996, and he served as its Chairman and Chief Executive Officer from 1993 to 1997. From 1991 to 1993, Mr. Trier headed Trier & Partners, a private investment banking firm focused on financings and mergers and acquisitions activity for environmental companies. From 1987 to 1990, Mr. Trier served as President and Co-Chief Executive Officer of Allwaste, Inc., an environmental services firm listed on Nasdaq and later on the NYSE. Mr. Trier currently serves on the Board of Directors of U.S. Physical Therapy, Inc. (Nasdaq: USPH) and Creative Master (Bermuda) Ltd., a company listed on the Singapore Exchange. Mr. Trier has a BBA degree in accounting from Lamar University and became a licensed CPA in Texas in 1976.

Director Independence

The Board consists of seven (7) directors. The Company’s directors are currently David Altschul, Roger Biscay, Peter Csathy, Terry Hatchett, John Kilcullen, Mitchell Koulouris and Clayton Trier. The Board has determined that each of the directors other than Mitchell Koulouris, the Company’s President and Chief Executive Officer, are independent under the applicable National Association of Securities Dealers rules.

Committees of the Board

The Board has four (4) standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Content Acquisition Committee. None of these committees held a meeting during the year ended December 31, 2005. These committees were established effective upon the Company’s initial public offering in February 2006. The current membership and the function of each of the committees are described below. All committee members are independent under the listing standards of the Nasdaq Stock Market. From time to time, the Board may also create various ad hoc committees for special purposes.

Audit Committee. The Audit Committee consists of Messrs. Hatchett (Chairman), Biscay and Trier. The Audit Committee is responsible for reviewing and monitoring the Company’s corporate accounting and financial reporting processes, the periodic public release of financial results and the periodic filing of financial reports with the SEC, and selecting the independent registered public accounting firm to audit the Company’s financial statements, including approving their compensation and monitoring their qualifications, independence and performance. The Board has determined that each member of the Audit Committee is “independent” for purposes of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934 (the “Exchange Act”), and that each member qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K. Messrs. Hatchett and Trier qualify as an audit committee financial expert by virtue of having previously been partners in the audit division of large international public accounting firms and Mr. Biscay by virtue of his significant financial and investment responsibilities at Cisco Systems, one of the largest publicly-traded companies in the United States, as set forth in his biography on page 3. The Audit Committee has a written charter, which was adopted by the Board in November 2005. A copy of the charter is attached as Appendix A to this Proxy Statement. In addition, the charter is available on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.” The Report of the Audit Committee of the Board of Directors is included in this Proxy Statement.

Compensation Committee. The Compensation Committee consists of Messrs. Kilcullen (Chairman), Biscay and Hatchett. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for the Company’s executive officers and compensation for non-employee directors, as well as administering the Amended and Restated 2005 Stock Plan and other incentive compensation and employee benefit plans of the Company. The Compensation Committee has a written charter, which was adopted by the Board in January 2006. The charter is available on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. Trier (Chairman), Altschul, Biscay, Csathy, Hatchett and Kilcullen. The Nominating and Corporate Governance Committee is responsible for developing and recommending Board member selection criteria, identifying and recruiting prospective Board candidates, recommending nominees for election to the Board, considering committee member qualifications, recommending corporate governance principles to the Board, and providing oversight in the evaluation of the Board and each committee. The Nominating and Corporate Governance Committee also considers nominees proposed by stockholders. The Nominating and Corporate Governance Committee has a written charter, which was adopted by the Board in November 2005. The charter is available on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.”

Content Acquisition Committee. The Content Acquisition Committee consists of Messrs. Altschul (Chairman), Csathy and Trier. The Content Acquisition Committee is responsible for monitoring the progress and status of management’s efforts to acquire additional music catalogs and reviewing and approving the terms of any material long-term content acquisition and licensing contracts. The Content Acquisition Committee has a written charter, which was adopted by the Board in January 2006. The charter is available on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.”

Meetings Attended by Directors

Digital Music Group, Inc. was incorporated in April 2005 and was a private company until February 2006. The Board, as a private company, held fourteen (14) meetings in person and by written consent during the year ended December 31, 2005.

During the year ended December 31, 2005, no director attended fewer than 75% of the total number of meetings of the Board during the period for which he served as a director. The directors are encouraged to attend the Annual Meeting. The Company has not previously held an annual meeting of stockholders since it became subject to the Exchange Act.

Consideration of Director Nominees

Nominations. The Board believes that the Nominating and Corporate Governance Committee, which consists of all independent directors of the Company, can adequately identify appropriate candidates to the Board. The Nominating and Corporate Governance Committee will consider any future nominees for director nominated by the Company’s stockholders.

Stockholder Nominees. The Nominating and Corporate Governance Committee considers properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board membership. In addition, they should be submitted within the time frame and in the manner as specified under “STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING”.

Director Qualifications. While the Nominating and Corporate Governance Committee has not established formal procedures or specific minimum qualifications for the evaluation of director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with the Company’s Code of Business Conduct. Additionally, candidates and nominees must ultimately reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are predominantly independent, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

Identifying and Evaluating Nominees for Directors. Typically, any new candidates for nomination to the Board are suggested by existing directors or executive officers of the Company, although candidates may also come to the Company’s attention through professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee of the Board shall carefully review the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Committee’s discretion, include a review solely of information provided to the Committee or it may also include discussion with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. In the case of new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Governance and Nominating Committee determines whether the candidate will meet the independence standards set forth in the SEC rules and regulations and the applicable Nasdaq listing standards, and the level of the candidate’s financial expertise. In the case of incumbent directors whose terms of service are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their terms, including attendance at meetings, level of participation, quality of performance, and whether the director continues to meet the independence standards set forth in the applicable SEC rules and regulations and the applicable Nasdaq listing standards. The Committee shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Nominating and Corporate Governance Committee considers many factors, including character, integrity, reputation, business judgment, independence, relevant business and industry expertise, diversity of experience, geographic location of the candidate, length of service and other criteria. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the Nominating and Corporate Governance Committee using the same criteria as other candidates. Candidates are first screened by the Nominating and Corporate Governance Committee, and if approved by the Nominating and Corporate Governance Committee, they are then screened by other members of the Board. The full Board approves the final nomination(s) based on recommendations from the Nominating and Corporate Governance Committee. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Biscay, Hatchett and Kilcullen, none of whom are employees of the Company and all of whom are considered “independent” directors under the applicable Nasdaq rules. There were no interlocks or insider participation between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of another company.

Director Compensation

Directors who are also employees of the Company or employees of any of its subsidiaries do not receive additional compensation for serving as directors. Prior to completion of the Company’s initial public offering in February 2006, the Chairman of the Board, who was also the Company’s only independent director, received compensation of $10,000 per month for services as a director. Each director who is not also a Company employee receives a fee of $36,000 per year, plus $500 per committee meeting attended, except that the chairperson of the Audit Committee receives $40,000 and the Chairman of the Board receives $50,000 per year. Directors of the Company are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or the committees thereof, and for other expenses reasonably incurred in their capacity as directors. In February 2006, each non-employee director received an initial option to purchase 24,000 shares of Company common stock with an exercise price per share equal to $9.75, the price to the public of the Company’s common stock in the initial public offering. These options vest in equal monthly installments over 24 months beginning on the date of grant. Any new non-employee director will be entitled to receive an initial option to purchase 12,000 shares of Company common stock with an exercise price per share equal to the fair market value of Company common stock on the date of grant, vesting in equal monthly installments over 12 months beginning on the date of grant. On each date of the annual meeting of stockholders of the Company (beginning in 2006), the Company will grant to each non-employee director who has served on the Board for at least the preceding six (6) months an additional option to purchase 6,000 shares with an exercise price per share equal to the fair market value of Company common stock on the date of grant. These annual option grants will vest in equal monthly installments over 12 months beginning on the date of grant. The timing and terms of these option grants to non-employee directors are set forth in the Company’s Amended and Restated 2005 Stock Plan; they are automatic and non-discretionary with respect to the number and terms.

Code of Business Conduct

The Company is committed to maintaining the highest standards of business conduct and ethics. The Company has adopted a Code of Business Conduct for its directors, officers and other employees. The Code of Business Conduct reflects Company values and the business practices and principles of behavior that support this commitment. The Code of Business Conduct satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a “code of conduct.” The Code of Business Conduct is available on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.” The Company will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or Nasdaq, on the Company’s website.

Communications with the Board by Stockholders

The Company maintains an informal process for stockholder communication with the Board. Stockholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Board of Directors, c/o Corporate Secretary, Digital Music Group, Inc., 2151 River Plaza Drive, Suite 200, Sacramento, California 95833. The envelope should indicate that it contains a stockholder communication. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Vote Required

The seven (7) nominees for director receiving the highest number of affirmative Votes Cast will be elected as a director.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MESSRS. ALTSCHUL, BISCAY, CSATHY, HATCHETT, KILCULLEN, KOULOURIS AND TRIER.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Perry-Smith LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2006. Perry-Smith LLP is an independent registered public accounting firm and has audited the Company’s financial statements and the financial statements of Digital Musicworks International, Inc. for the year ended December 31, 2005.

The Board is asking the stockholders to ratify the selection of Perry-Smith LLP as the Company’s independent registered public accounting firm for 2006. Although not required by law, by rules of Nasdaq, or the Company’s Bylaws, the Board is submitting the selection of Perry-Smith LLP to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Perry-Smith LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the performance of the Company’s independent registered public accounting firm. In addition to retaining Perry-Smith LLP to audit the Company’s financial statements for the year ended December 31, 2005, the Board retained Perry-Smith LLP to provide auditing services in connection with its initial public offering, including audits of the financial statements of Digital Musicworks International, Inc. and the Rio Bravo Entertainment LLC Carve Out Segment. The Audit Committee understands the need for Perry-Smith LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all services provided by Perry-Smith LLP, including services provided in connection with the audits of the financial statements of Digital Musicworks International, Inc. and Rio Bravo Entertainment LLC Carve Out Segment, for the year ended December 31, 2005, and has concluded that the provision of such services was compatible with maintaining Perry-Smith LLP’s independence in the conduct of its auditing functions.

The aggregate fees incurred by the Company for audit and non-audit services for the year ended December 31, 2005 were as follows:

Service Category	2005
Audit Fees	$264,900
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$264,900

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning. Included in Audit Fees are fees that were billed and unbilled for the 2005 audit and fees associated with the Company’s initial public offering. Audit fees associated with the Company’s initial public offering totaled $212,900.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee.

Vote Required

The affirmative vote of a majority of the Votes Cast is required for approval of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PERRY-SMITH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Digital Music Group, Inc. was incorporated in April 2005 and was a private company until the completion of its initial public offering in February 2006, at which time the Company became a Nasdaq-listed company and its present Audit Committee was formed. Prior to February 2006, the entire Board of Directors of the Company effectively functioned as an Audit Committee.

The Audit Committee is comprised of Messrs. Hatchett (Chairman), Biscay and Trier. The Board of Directors has determined that each member is independent under the Nasdaq audit committee structure and membership requirements, and that each member qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K. Messrs. Hatchett and Trier qualify as an audit committee financial expert by virtue of having previously been partners in the audit division of large international public accounting firms and Mr. Biscay by virtue of his significant financial and investment responsibilities at Cisco Systems, one of the largest publicly-traded companies in the United States. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter can be found on the Company’s website at http://investor.digitalmusicgroupinc.com under the link “Corporate Governance.”

The Audit Committee is primarily responsible for assisting the Board of Directors in fulfilling its oversight responsibility by reviewing the financial information that will be provided to stockholders and others, appointing and reviewing the work performed by the independent registered public accounting firm, evaluating the Company’s accounting policies and its system of internal controls that management has established, and reviewing with management significant financial transactions, the reasonableness of significant judgments made by management and the clarity of disclosures made in the financial statements. Management is responsible for the Company’s financial reporting process, including the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America, and its system of internal controls. The Company’s independent registered public accounting firm is responsible for auditing those financial statements in accordance with auditing standards generally accepted in the United States and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

The Audit Committee reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles used by the Company, the reasonableness of significant management judgments and estimates made in the accounting process, and the clarity and completeness of disclosures in the financial statements. The Audit Committee also met with the Company’s Chief Executive Officer and Chief Financial Officer to discuss their review of the Company’s disclosure controls and procedures and internal accounting and financial controls in connection with the preparation and filing of the Annual Report on Form 10-K.

The Audit Committee discussed with Perry-Smith LLP, the Company’s independent registered public accounting firm, the overall scope of work for its 2005 audits. The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2005 with Perry-Smith LLP, and met with representatives of the firm, with and without management present, to discuss the results of its audit work, its evaluations of the Company’s internal controls, and its assessment of the overall quality of the Company’s financial reporting. The Audit Committee has also discussed with Perry-Smith LLP the matters required to be discussed by the Codification of Statements on Auditing Standards No. 61.

The Audit Committee has also received and reviewed the written disclosures and the letter from Perry-Smith LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditor’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee also selected Perry-Smith LLP to audit the Company’s financial statements for the year ending December 31, 2006.

The Audit Committee has relied, without independent verification, on management’s representations that the financial statements are complete, free of material misstatement and prepared in accordance with accounting principles generally accepted in the United States, and on the opinion and representations made by Perry-Smith LLP in its report on the Company’s financial statements, including its representations that Perry-Smith LLP is independent and the audit was performed in accordance with auditing standards generally accepted in the United States. The Audit Committee’s oversight does not provide assurance that management’s and Perry-Smith LLP’s opinion and representations referred to above are correct.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Terry Hatchett (Chairman)

Roger Biscay

Clayton Trier

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of Company common stock as of April 25, 2006 by (i) each person that the Company knows is the beneficial owner of more than 5% of Company common stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the “Executive Officers” section below, and (iv) all executive officers and directors as a group. The Company has relied exclusively upon information provided to the Company by its directors and executive officers and copies of documents sent to the Company that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Shares of the Company’s common stock subject to options or warrants that are exercisable within 60 days of April 25, 2006 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. The address for each stockholder listed in the table below is c/o Digital Music Group, Inc., 2151 River Plaza Drive, Suite 200, Sacramento, California 95833.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding (2)
Mitchell Koulouris (3)	567,752	6.6%
Peter Koulouris (4)	445,168	5.2%
Richard Rees (5)	418,000	4.9%
Anders Brown (6)	247,984	2.9%
Clayton Trier (7)	109,000	1.3%
Karen Davis	15,000	*
John Kilcullen (7)	9,101	*
Terry Hatchett (7)	6,000	*
David Altschul (7)	4,000	*
Roger Biscay (7)	4,000	*
Peter Csathy (7)	4,000	*
All current directors and executive officers as a group (11 persons) (8)	1,830,005	21.2%

*	Represents less than 1% of the outstanding shares of common stock.
(1)	To the Company’s knowledge, except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(2)	Based upon 8,614,941 shares of the Company’s common stock issued and outstanding as of April 25, 2006.
(3)	Includes 25,614 shares held by Mitchell Koulouris as custodian for two of his minor children.
(4)	Includes 30,540 shares held by Peter Koulouris as custodian for three of his minor children and one other child.
(5)	Includes 20,000 shares held by Rio Bravo Entertainment LLC, of which Mr. Rees holds an 80% membership interest.
(6)	Includes 5,100 shares held by Anders Brown as custodian for two of his minor children.
(7)	Includes 4,000 shares issuable upon the exercise of currently exercisable stock options and options exercisable within 60 days of April 25, 2006.
(8)	Includes, without duplication, the shares listed in footnotes (3) through (7) above.

Acquisition of Digital Musicworks International, Inc. and Certain Assets of Rio Bravo Entertainment LLC

Concurrently with the closing of the Company’s initial public offering in February 2006, the Company acquired all of the issued and outstanding capital stock of Digital Musicworks International, Inc. through the merger of Digital Musicworks International, Inc. with and into the Company, in exchange for the issuance by the Company of an aggregate of 2,250,000 shares of common stock to the shareholders of Digital Musicworks International, Inc. The Company did not assume any outstanding Digital Musicworks International, Inc. options or warrants in the acquisition. In addition, concurrently with the completion of the offering, the Company acquired certain of the assets of Rio Bravo Entertainment LLC, in exchange for the issuance by the Company of 25,000 shares of common stock to Rio Bravo Entertainment LLC. These assets consisted of short-term agreements with content owners to distribute music recordings in digital format and agreements with online music stores. The Company did not assume any liabilities of Rio Bravo Entertainment LLC, other than the contractual obligations under the acquired agreements.

The following table sets forth the number of shares of Company common stock that was received by individuals who are executive officers or directors of the Company in exchange for their interests in the acquired companies.

Name	Shares of Common Stock
Mitchell Koulouris	367,752
Peter Koulouris	245,168
Anders Brown	47,984
Richard Rees (1)	20,000
John Kilcullen	5,101

(1)	Rio Bravo Entertainment LLC, of which Mr. Rees holds an 80% membership interest, received 25,000 shares of Company common stock in the acquisition.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

The following sets forth certain information regarding executive officers of the Company.

Name	Age	Position(s)
Mitchell Koulouris	45	President, Chief Executive Officer and Director
Karen Davis	49	Chief Financial Officer and Corporate Secretary
Anders Brown	35	Chief Operating Officer
Peter Koulouris	53	Vice President of Business Development
Richard Rees	53	Vice President of Business Development

Mitchell Koulouris has served as the Company’s President and Chief Executive Officer since August 2005 and as a member of the Board since February 2006. Since its inception in February 2004 to February 2006, Mr. Koulouris was the Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Digital Musicworks International, Inc. From January 1992 to December 2003, Mr. Koulouris was Chief Executive Officer and Chairman of the Board of Informant Communications Group, Inc. (ICG), a magazine publisher focused on information technology and software development issues and practices. From 1977 to 1990, Mr. Koulouris held a number of roles with MTS Incorporated (Tower Records). Mr. Koulouris attended the San Jose State school of Journalism specializing in broadcast journalism (radio and television). Mr. Koulouris is the brother of Peter Koulouris, the Company’s Vice President of Business Development.

Karen Davis has served as the Company’s Chief Financial Officer and Corporate Secretary since April 2006. From September 2004 to March 2006, Ms. Davis was the Chief Financial Officer of TASQ Technology, Inc., an outsource provider of point of sale equipment and services, and a wholly-owned subsidiary of First Data Corporation (NYSE: FDC). From April 2001 to June 2004, Ms. Davis was the Director of Financial Reporting and Investor Relations of Premcor Inc. (NYSE: PCO), an independent oil refiner acquired by Valero Energy Corporation (NYSE: VLO) in September 2005. At Premcor, Ms. Davis assisted with the company’s initial public offering, secondary offering and multiple debt offerings. Prior to Premcor, Ms. Davis was a self-employed management consultant and served in various Chief Financial Officer capacities following ten years in accounting and auditing at Price Waterhouse LLP (now PricewaterhouseCoopers LLP). Ms. Davis has a BS degree in Business Administration from California State University at Chico and is a Certified Public Accountant.

Anders Brown has served as the Company’s Chief Operating Officer since August 2005. From October 2004 through February 2006, Mr. Brown was a consultant and employee of Digital Musicworks International, Inc., serving since June 2005 as the Chief Operating Officer and since September 2005 as a director. From October 2004 to June 2005, Mr. Brown served as Vice President, Business Strategy for Digital Musicworks International, Inc., and he was responsible for leading strategic planning and developing music processing infrastructure. From December 1997 to June 2004, Mr. Brown served in a number of capacities at Microsoft Corporation, including roles in marketing, planning, operations and business development. Mr. Brown holds BS and MS degrees in Mechanical Engineering from the University of Washington.

Peter Koulouris has served as the Company’s Vice President of Business Development since August 2005. Since its inception in February 2004 to February 2006, Mr. Koulouris was the Executive Vice President, Business Affairs and Corporate Secretary and a director of Digital Musicworks International, Inc., responsible for the identification and acquisition of music recordings. Mr. Koulouris managed the business affairs of simpleworld, a rock group, from 2002 until 2004. From 1994 until February 2004, Mr. Koulouris practiced law in California as a sole practitioner. Mr. Koulouris has a JD degree from the Humphreys College School of Law, and attended college at San Jose State University and San Joaquin Delta College. Mr. Koulouris is the brother of Mitchell Koulouris, the Company’s President and Chief Executive Officer.

Richard Rees has served as the Company’s Vice President of Business Development since April 2005 and the Company’s Corporate Secretary from April 2005 through March 2006. From April 2005 to the Company’s initial public offering in February 2006, Mr. Rees was a member of the Board. Since 1998, Mr. Rees has been a member and President of Rio Bravo Entertainment LLC, doing business as Psychobaby, a record label and digital music distributor.

Executive Compensation

The Company was incorporated in April 2005 and did not conduct any operations during the year ended December 31, 2005, other than raising capital and those activities related to the acquisition of Digital Musicworks International, Inc. and certain assets of Rio Bravo Entertainment LLC. The Company did not pay any salaries prior to the completion of the initial public offering in February 2006. Accordingly, a Report of the Compensation Committee of the Board of Directors on executive compensation for 2005 is not provided.

The Board has delegated to the Compensation Committee the responsibility for making decisions on the compensation of the Company’s executive officers and non-employee directors. The Company’s Amended and Restated 2005 Stock Plan and other employee benefit plans are also administered by the Compensation Committee. The present Compensation Committee was formed in February 2006, and consists of Messrs. Kilcullen (Chairman), Biscay and Hatchett, all of whom are independent directors.

The Company’s executive compensation policies and employee benefit plans are designed to (i) provide compensation at a level and in a form which will attract, motivate and retain highly qualified managers, employees and Board members, (ii) align the compensation of executive officers, whose performance is crucial to the Company’s long-term success, with the Company’s long-term business strategies and annual operating plans as approved by the Board, and (iii) provide appropriate financial incentives to motivate executives to perform at a high level, encourage them to manage from the perspective of owners with an equity stake in the Company, and reward them when the Company’s strategies and plans are achieved and stockholder value is enhanced.

The Company’s compensation program for executive officers consists of annual compensation and long-term incentive compensation. Annual compensation is paid in the form of a base salary payable in cash in accordance with the individual executive’s employment agreement and consistent with the Company’s standard payroll practices and a management incentive bonus plan. Bonuses are intended to provide executive officers with an opportunity to earn additional compensation (primarily in the form of cash) through individual and collective performance as measured on an annual basis. The Compensation Committee intends to develop a management incentive bonus plan during 2006. Equity grants and awards, which are earned over a number of years, are intended to focus executive officers on managing the Company’s business from the perspective of owners with an equity interest and to align their long-term compensation with the risks and benefits realized by the Company’s stockholders. The Compensation Committee considers the total value of these components in determining total compensation for executive officers. In determining individual executive compensation, the Compensation Committee considers a number of factors, including overall company performance, individual performance and compensation preferences as well as comparative local and industry compensation data.

During 2005, the Company entered into employment agreements with several executive officers, establishing salary levels and participation in a management bonus plan for these executive officers, which compensation commenced at the completion of the initial public offering of common stock in February 2006. The annualized base salaries of the Company’s most highly compensated executive officers are currently $150,000 for Mr. Mitchell Koulouris, President and Chief Executive Officer, $130,000 for Ms. Karen Davis, Chief Financial Officer and Corporate Secretary, $130,000 for Mr. Anders Brown, Chief Operating Officer, $120,000 for Mr. Peter Koulouris, Vice President of Business Development, and $120,000 for Mr. Richard Rees, Vice President of Business Development. In addition, pursuant to their employment agreements with the Company, Messrs. Mitchell Koulouris, Brown and Peter Koulouris will each be entitled to participate in a cash bonus plan beginning in the Company’s fiscal year ending December 31, 2006, under the management incentive bonus plan to be created and approved by the Compensation Committee. Ms. Davis will also be entitled to participate under such plan. These bonuses are to be between 30% and 75% of each such individual’s annual salary if the Company’s and the individual’s performance meets certain milestones to be determined by the Compensation Committee.

Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plan in effect as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	—	—	1,200,000
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	1,200,000

Employment Agreements and Change in Control Arrangements

During 2005, the Company entered into employment agreements with Messrs. Mitchell Koulouris, Brown, Rees and Peter Koulouris. Each agreement has a term of two years, unless earlier terminated by the Company without cause upon 30 days written notice or upon written notice for cause, subject to a 60-day notice period where such cause is curable by the employee. In addition, each officer may terminate the agreement upon written notice for good reason or no reason. All agreements provide that if the officer’s employment is terminated for cause by the Company or voluntarily by the officer, such officer will be entitled to receive compensation and benefits through the date of termination in accordance with the terms of the Company’s benefit plans. In addition, all agreements provide that if the agreement is terminated by the Company without cause or by the officer for good reason, the officer will be entitled to receive compensation and benefits for a period following the date of termination in accordance with the terms of the Company’s benefit plans. For Mr. Rees, this period is three months; for Messrs. Brown and Peter Koulouris, this period is six months; and for Mr. Mitchell Koulouris, it is 12 months. Each of these officers and each of the Company’s other employees have entered into at-will employment, confidential information, invention assignment and arbitration agreements that prohibit such individuals from disclosing the Company’s confidential information and trade secrets, assigns all intellectual property developed by them in the course of employment to the Company and prohibit these individuals from soliciting Company employees for a period of one year following termination of employment. Each agreement provides for employment on an at-will basis that allows either party to terminate the employment relationship at any time without reason and without notice.

As part of employment arrangements with the Company, Messrs. Mitchell Koulouris, Brown and Peter Koulouris each were sold and issued 200,000 restricted shares of Company common stock in August 2005. The shares sold to each of Messrs. Mitchell Koulouris, Brown and Peter Koulouris are subject to a Company repurchase option at the original purchase price that lapses monthly over 24 months following the date of grant so long as they each remain a service provider to the Company. If any of Messrs. Mitchell Koulouris, Brown or Peter Koulouris is terminated involuntarily other than for cause, or quits for good reason, as such terms are defined in their employment agreements, their remaining unvested shares will be released from the repurchase option. As part of Mr. Rees’ employment arrangement with the Company, he was sold and issued 75,000 shares of Company common stock in August 2005.

In connection with the acquisition of Digital Musicworks International, Inc. and certain assets of Rio Bravo Entertainment LLC, the Company entered into non-competition and non-solicitation agreements with Messrs. Mitchell Koulouris, Brown, Peter Koulouris and Rees that prohibit any of them from competing with the Company anywhere in the United States or soliciting Company employees for a period of three years following the completion of the acquisitions in February 2006. There is an exception in Mr. Rees’ agreement that allows Rio Bravo Entertainment LLC to continue to provide services to a third party pursuant to an existing agreement provided that it receives no economic benefit from such relationship and pays all monies received from such third party, after reasonable expenses, to the Company and Mr. Rees is obligated to transfer such agreement to the Company as soon as reasonably practicable.

After a change in control, including the completion of the acquisition of Digital Musicworks International, Inc., pursuant to Mr. Mitchell Koulouris’ and Mr. Peter Koulouris’ restricted stock purchase agreement with Digital Musicworks International, Inc., if, within 12 months, the executive is terminated involuntarily other than for cause or he quits for good reason, as such terms are defined in that agreement, the lesser of 16 2/3% of his total shares or the remaining of his unvested shares under such agreement shall be released from the Company’s repurchase option.

In March 2006, the Company entered into a two-year employment agreement with Ms. Davis. Under the terms of the agreement as approved by the Company’s Compensation Committee, Ms. Davis received under the Company’s Amended and Restated 2005 Stock Plan (i) a restricted stock grant to purchase 15,000 shares of the Company’s common stock at a purchase price of $0.01, subject to a Company repurchase option at the original purchase price that lapses with respect to 5,000 shares six months following March 22, 2006, 5,000 shares on the first anniversary and the remaining 5,000 shares on the second anniversary of March 22, 2006 so long as Ms. Davis remains a service provider to the Company; and (ii) an option to purchase 75,000 shares of Company common stock at a price per share equal to the fair market value of the Company’s common stock on the date of grant, vesting over four years. Ms. Davis also receives certain employee benefits available generally to all employees or specifically to executives of the Company, including participation in the Company’s management incentive bonus plan, once created. Under the terms of the employment agreement, if Ms. Davis is terminated by the Company without cause or if she terminates her employment for good reason, she will be entitled to (i) continued payment of her then base salary and provision of benefits for a period of one year; (ii) a pro rata share of any annual incentive bonus that she would have otherwise been eligible to receive; and (iii) provision or payment by the Company of continuation benefits for one year; provided that such amounts will be entitled to set off by the Company, dollar for dollar, against whatever is earned by Ms. Davis if she secures other employment during such period. The employment agreement includes provisions that prohibit Ms. Davis from disclosing Company confidential information and trade secrets, assigns all intellectual property developed by her in the course of employment to the Company and prohibits her from soliciting the Company’s employees during the term of the agreement and for a period of one year following termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. The Company completed its initial public offering in February 2006 so no such filings were required during 2005.

CERTAIN TRANSACTIONS

The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

COMPANY STOCK PERFORMANCE

The Company completed its initial public offering of common stock on February 2, 2006, and therefore is not able to provide historical stock price performance data and comparison data during 2005. The closing sale price of the Company common stock as reported on the Nasdaq National Market on the Record Date was $8.94 per share.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Proposals of stockholders that are intended for inclusion in the Company’s proxy statement relating to the 2007 Annual Meeting of Stockholders of the Company must be received by the Company at its offices at 2151 River Plaza Drive, Suite 200, Sacramento, California 95833, Attention: Corporate Secretary, not later than 60 days prior to June 6, 2007 and must satisfy the conditions established by the SEC for stockholder proposals in order to be included in the Company’s proxy statement for that meeting. Stockholder proposals that are not intended to be included in the Company’s proxy materials for such meeting but that are intended to be presented by the stockholder from the floor are subject to the advance notice procedures described below under “TRANSACTION OF OTHER BUSINESS.”

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business that the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Any stockholder may present a matter from the floor for consideration at a meeting so long as certain procedures are followed. Under the Company’s Bylaws, as amended, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, the Company not later than 60 days prior to the next annual meeting of stockholders (under the assumption that the next annual meeting of stockholders will occur on the same calendar day as the day of the most recent annual meeting of stockholders). The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the annual meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the class and number of shares of the Company that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

By Order of the Board of Directors,

Karen B. Davis
Corporate Secretary

Sacramento, California

April 27, 2006

Appendix A

DIGITAL MUSIC GROUP, INC.

a Delaware corporation

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Digital Music Group, Inc. (the “Company”) shall be to assist the Board in fulfilling its oversight and monitoring responsibilities in specifically designated areas as enumerated below, primarily involving corporate accounting and financial reporting processes, the periodic public release of financial results, the periodic filing of financial reports with the Securities and Exchange Commission (the “SEC”), audits of the financial statements of the Company, and the qualifications, independence and performance of the independent auditors, along with such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board, with one member elected by the Board to serve as Chairman. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) Rule 4200 of the Marketplace Rules set forth in the Manual of the National Association of Securities Dealers, Inc. (the “NASD Manual”), (ii) Section 10A of the Securities Exchange Act of 1934, as amended, and (iii) the rules of the SEC;

•	No member may have participated in the preparation of the financial statements of the Company at any time during the preceding three years;

•	Each member will be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, in accordance with the Rule 4350(d)(2)(A) of the NASD Manual;

•	At least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as set forth in Rule 4350(d)(2)(A) of the NASD Manual; and

•	At least one member will be an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K

•	No member may, simultaneous with his/her service on the Company’s Audit Committee, also be a member of more than two other audit committees of other companies with publicly-traded securities.

RESPONSIBILITIES:

While the Audit Committee has the oversight responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or quarterly reviews, to opine as to the existence and effectiveness of internal accounting controls, or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

In fulfilling its responsibilities enumerated below, the Board believes that the Audit Committee should remain flexible in its practices and procedures in order to react to changing conditions and circumstances. While specific responsibilities of the Audit Committee are described in detail below, the Board believes that the Audit Committee’s primary function is more generic: to maintain free and open communications among the Audit Committee, financial management of the Company and the independent auditors of the Company, with each party aware of its responsibilities, and to take appropriate actions to establish and monitor the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The responsibilities of the Audit Committee shall include:

•	Pre-approving audit and non-audit services to be provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to appoint or replace the independent auditors and to approve all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Overseeing the work of the independent auditors (including resolving any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Reviewing the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence, presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) ascertaining that the independent audit firm has a process in place to assure the rotation of the lead audit partner and other partners serving the Company in accordance with applicable SEC requirements; (iv) reviewing the results of the independent audit firm’s peer review conducted every three years; (v) discussing with the Company’s independent auditors the financial statements and audit findings, including the appropriateness and acceptability of the accounting principles and disclosures made in the financial statements, management judgments and accounting estimates, any significant adjustments proposed by the auditors, any disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (vi) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with applicable SEC requirements;

•	Reviewing with the independent auditors and Company accounting and financial personnel the nature and adequacy of the Company’s system of internal accounting and financial controls, including reviewing management’s and the independent auditors’ process for documenting and assessing the effectiveness of internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act, including any significant deficiencies or material weaknesses identified;

•	Reviewing with the independent auditors the characterization of deficiencies in internal control over financial reporting and any differences between management’s assessment of identified deficiencies and the independent auditors’, including discussing with management its remediation plan with respect to internal control deficiencies; determining that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete.

•	Reviewing with management and the independent auditors any substantive changes in the system of internal accounting controls over financial reporting that are contemplated to materially affect or are reasonably likely to materially affect the Company’s internal procedures and controls over financial reporting (e.g., implementation of a new information processing system);

•	Reviewing before release the disclosure regarding the Company’s system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using applicable professional standards and procedures for conducting such reviews, and reviewing with management and the independent auditors the results, findings and recommendations of such quarterly reviews prior to release of the Company’s unaudited quarterly operating results in any public announcement;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the disclosures made in Management’s Discussion and Analysis, prior to filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Reviewing and discussing with management, and if necessary the independent auditors, the contents of any public announcement or Form 8-K filing with the SEC containing financial information of the Company;

•	Recommending to the Board that the annual audited financial statements as prepared by management and the report of the independent auditors on such financial statements be included in the Company’s Annual Report to be filed on Form 10-K;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities and providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Approving and reviewing on a periodic basis the Company’s policies and procedures for ensuring compliance with the Company’s Code of Business Conduct, including reviewing with management its periodic evaluation of the effectiveness of programs that management has established to monitor compliance with such code;

•	Establishing and reviewing the hiring policies of the Company with respect to employees or former employees of the independent audit firm to determine that they meet applicable SEC and stock exchange regulations;

•	Reviewing and approving in advance any potential conflicts-of-interests and proposed related party transactions, including discussion with management of the business rationale for the transaction, fairness of the terms to the Company and the appropriateness and completeness of disclosures that will be made;

•	Establishing procedures for receiving, retaining and investigating complaints received by the Company regarding accounting, financial reporting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees having concerns regarding questionable accounting, financial reporting or auditing matters;

•	If necessary, after consultation with the Chairman of the Board of the Company, instituting special investigations into matters within the scope of the Audit Committee’s responsibilities with full access to all books, records, facilities and personnel of the Company; and

•	Reviewing its own charter, structure, processes and membership requirements.

INTERNAL AUDIT FUNCTION:

Neither Company senior management nor the Board believes that an internal audit function is warranted or cost justified at the present time, given the Company’s current size and scope of operations. However, as the Company grows and in the event that the nature of its operations changes and/or becomes substantially more complex, the Audit Committee shall periodically review, in consultation with senior management and the independent auditors, whether an internal audit function (performed by either an outside firm or Company personnel) would be beneficial. In the event that the Audit Committee reaches such a conclusion, it shall draft an amendment to this Charter setting forth the duties of the internal audit function and the Audit Committee’s oversight responsibilities with respect thereto, for presentation to and approval by the Board.

MEETINGS:

The Audit Committee will meet at least four times each year on a quarterly basis. The Audit Committee shall establish its own schedule for quarterly meetings, which the Chairman of the Audit Committee will provide to the Chairman of the Board in advance. In addition, the Chairman of the Board or the Chairman of the Audit Committee may call a meeting of the Audit Committee at any time when he/she believes that circumstances warrant such a meeting. The Chairman of the Audit Committee shall establish and distribute in advance the agenda for any and all meetings. The Chairman of the Audit Committee shall preside at all sessions of the Audit Committee or, in his/her absence, another Audit Committee member may be selected to preside.

Formal action to be taken by the Audit Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Audit Committee members present (in person or by conference telephone) at a meeting in which a quorum is present. A quorum shall consist of at least one-half of the members of the Audit Committee. A non-management member of the Board may attend a meeting of the Audit Committee as an invited guest, but shall not be counted in determining the presence of a quorum and shall not be entitled to vote.

The Audit Committee will meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. Among the items to be discussed in these executive sessions with management are management’s opinions as to the effectiveness of the audit or quarterly review process and their evaluation of the lead partner and other personnel of the independent audit firm. The Audit Committee will meet separately with the independent auditors of the Company on a quarterly basis, at such times as it deems appropriate. Among the items to be discussed in these executive sessions with the independent auditors are the auditors’ evaluation of Company accounting and financial personnel and the level of cooperation received by the auditors from Company personnel. While the Audit Committee is not required to provide a written report of such private executive sessions, it is incumbent upon the Chairman of the Audit Committee to communicate on a timely basis to the Chairman of the Board any material concerns or material issues arising from such sessions.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be prepared and approved by the Audit Committee on a timely basis and then be transmitted to the Chairman of the Board and to the Company Secretary to be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Chairman of the Audit Committee will summarize its activities and significant findings in periodic reports to the Board as may be appropriate, as and when requested by the Chairman of the Board.

COMPENSATION:

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to perform various actions on behalf of the full committee, provided such pre-approval decision is presented to and agreed in advance by the full Audit Committee.

GENERAL:

In carrying out its tasks under this Charter, the Audit Committee may obtain such outside or other professional advice, including independent counsel, at the Company’s expense as it considers necessary to carry out its duties.

This Charter may from time-to-time be amended, subject to approval by the Board.

PROXY

DIGITAL MUSIC GROUP, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Digital Music Group, Inc., a Delaware Corporation, does (do) hereby constitute and appoint Mitchell Koulouris and Karen Davis, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of said corporation, to be held at the Doubletree Hotel, 2001 Point West Way, Sacramento, California 95815, on Tuesday, June 6, 2006, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND WITH DISCRETIONARY AUTHORITY UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS AND WITH DISCRETIONARY AUTHORITY UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON REVERSE SIDE.

Ú   DETACH PROXY CARD HERE   Ú

1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as indicated)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	EXCEPTIONS Director
Nominees: David Altschul, Roger Biscay, Peter Csathy, Terry Hatchett, John Kilcullen, Mitchell Koulouris and Clayton Trier

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

☐ FOR ☐ AGAINST ☐ ABSTAIN			2.	RATIFICATION OF APPOINTMENT OF PERRY-SMITH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF DIGITAL MUSIC GROUP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

			3.	OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of Digital Music Group or the Board of Directors at the meeting.

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW			I (WE) WILL ☐ WILL NOT ☐ ATTEND THE MEETING IN PERSON.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Annual Report on Form 10-K, Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Dated _________________________________, 2006

Signature

Signature

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Please Detach Here

Ú   You Must Detach This Portion of the Proxy Card   Ú

Before Returning it in the Enclosed Envelope